SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant   [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11( c) or sec. 240.14a-12

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                            SIT REGIONAL GROWTH FUND

                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND

                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                                  SIT BOND FUND
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transactions applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and the identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount previously paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                            SIT REGIONAL GROWTH FUND

                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND

                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                                  SIT BOND FUND
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND

                               4600 Norwest Center
                          Minneapolis, Minnesota 55402

                     ---------------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 27, 1998

                     ---------------------------------------

                               September 11, 1998

Dear Shareholders:


         Notice is hereby given that the joint annual meeting of the shareholders of Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"), Sit Mid Cap Growth Fund, Inc. ("Mid Cap Fund"), Sit Small Cap Growth Fund ("Small Cap Fund"), Sit Balanced Fund ("Balanced Fund"), Sit Science and Technology Growth Fund ("Science and Technology Fund"), Sit Regional Growth Fund ("Regional Fund"), Sit International Growth Fund ("International Fund") and Sit Developing Markets Growth Fund ("Developing Markets Fund"), (collectively the "Stock" Funds), Sit Money Market Fund, Inc. ("Money Market Fund"), Sit U.S. Government Securities Fund, Inc. ("U.S. Government Fund"), Sit Bond Fund ("Bond Fund"), Sit Tax-Free Income Fund ("Tax-Free Income Fund"), and Sit Minnesota Tax-Free Income Fund ("Minnesota Fund"), (collectively the "Bond" Funds), (the Stock and Bond Funds, collectively, the "Funds"), will be held at 1:45 P.M. (MINNEAPOLIS TIME) ON TUESDAY, OCTOBER 27, 1998 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota, for the following purposes:


1.   To re-elect the Board of Directors for each Fund;

2. To ratify or reject the Board's selection of KPMG Peat Marwick LLP to serve as each Fund's independent auditor for the fiscal years ending March 31, 1999 or June 30, 1999;

3. Approve or disapprove an amendment to the Large Cap Fund, Mid Cap Fund, U.S. Government Fund, and International Fund's fundamental investment restrictions to eliminate the restriction regarding each fund's ability to invest in securities of investment companies;

4.   To transact such other business as may properly come before the meeting.

     Shareholders of record on August 28, 1998 are the only persons entitled to notice of and to vote at the meeting. We hope you can attend. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY MATERIAL. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the accompanying Proxy Statement.



                                        By Order of the Board of Directors,


                                        Eugene C. Sit
                                        Chairman

                                 PROXY STATEMENT

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                            SIT REGIONAL GROWTH FUND

                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND

                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                                  SIT BOND FUND
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND

                               4600 Norwest Center
                          Minneapolis, Minnesota 55402

             JOINT ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 27, 1998


     The enclosed Proxy is solicited by the Boards of Directors of Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"), Sit Mid Cap Growth Fund, Inc. ("Mid Cap Fund"), Sit Small Cap Growth Fund ("Small Cap Fund"), Sit Balanced Fund ("Balanced Fund"), Sit Science and Technology Growth Fund ("Science and Technology Fund"), Sit Regional Growth Fund ("Regional Fund"), Sit International Growth Fund ("International Fund") and Sit Developing Markets Growth Fund ("Developing Markets Fund"), (collectively the "Stock" Funds), Sit Money Market Fund, Inc. ("Money Market Fund"), Sit U.S. Government Securities Fund, Inc. ("U.S. Government Fund"), Sit Bond Fund ("Bond Fund"), Sit Tax-Free Income Fund ("Tax-Free Income Fund"), and Sit Minnesota Tax-Free Income Fund ("Minnesota Fund"), (collectively the "Bond" Funds), (the Stock and Bond Funds, collectively, the "Funds"), in connection with the joint annual meeting of shareholders of the Funds to be held at 1:45 p.m. (Minneapolis time) on Tuesday, October 27, 1998 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of the Joint Annual Meeting of Shareholders and this Proxy Statement, will be paid by the Funds, and such mailing will take place on approximately September 11, 1998. Representatives of the Funds may, without cost to the Funds, solicit Proxies for the management of the Funds by means of mail, telephone or personal calls.


     The Sit Mutual Funds are comprised of six corporate issuers of either one series or multiple series. Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., Sit U.S. Government Securities Fund, Inc., and Sit Money Market Fund, Inc. are issuers of one series (collectively, the "Non-Series Funds"). Sit Mutual Funds, Inc. is the corporate issuer of the International Fund, Balanced Fund, Developing Markets Fund, Small Cap Fund, Science and Technology Fund, and Regional Fund; and Sit Mutual Funds II, Inc. is the corporate issuer of the Tax-Free Income Fund, Minnesota Fund and Bond Fund, (collectively, the "Series Funds").

     Each shareholder is entitled to one vote for each share held. With respect to the election of directors (proposal 1) and ratification or rejection of the independent auditor (proposal 2), a majority of the shares outstanding of each Non-Series Fund must be present in person or by proxy to achieve a quorum and 10% of the shares outstanding of each Series Fund must be present in person or by proxy to achieve a quorum. Shareholders of the Series Funds vote together as shareholders of the corporate issuer. Provided a quorum is represented, approval of proposals 1 and 2 requires the affirmative vote of more than 50% of shares of each fund represented at the meeting. With respect to the amendment to the fundamental investment policies of the Large Cap Fund, Mid Cap Fund, U.S. Government Fund, and International Fund (proposal 3), approval requires the affirmative vote of (i) at least 67% of shares of each fund if holders of more than 50% of a fund's outstanding shares are present or represented by proxy, or
(ii) more than 50% of shares of each fund, whichever is less. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.

     A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Funds, or at the meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the applicable Fund's Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified on all proposals other than the election of directors. Abstentions and votes withheld with respect to the election of directors will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the item on which the abstention is noted, and will have the same effect as a vote "against" such item. Under the Rules of the New York Stock Exchange, if a proposal is considered "non-discretionary," then brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall not be counted as present for purposes of calculating the vote with respect to such proposal. So far as the Board of Directors is aware, no matter other than those described in this Proxy Statement will be acted upon at the meeting. Should other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to act upon such matters according to their best judgment.

     In the event that sufficient Proxy votes in favor of the proposals set forth in the Notice of Joint Annual Meeting of Shareholders are not received by October 27, 1998, the persons named as proxies may propose one or more adjournments of the meeting with respect to one or more of the Funds to permit further solicitation of Proxies. With respect to any Fund, an adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as proxies will vote in favor of such adjournments with respect to any of said proposals if the proxies are instructed, by more than a majority of the shares represented in person or by proxy, to vote "for" the proposal(s) for which the adjournment is being proposed. The persons named as proxies will vote against such adjournment if they are instructed (by a majority of the shares represented in person or by proxy) to vote "against" the proposal(s) for which the adjournment is being proposed.

     Only shareholders of record on August 28, 1998 may vote at the meeting or any adjournment thereof. As of August 28, 1998, the Funds had the following number of issued and outstanding common shares, the only class of securities of each Fund:

Large Cap Fund    2,450,897     Science and Technology Fund     447,037     Money Market Fund      45,762,932
Mid Cap Fund     23,954,198     Regional Fund                   448,474     U.S. Government Fund   11,552,711
Small Cap Fund    2,556,179     International Fund            4,990,437     Bond Fund               1,142,819
Balanced Fund       448,112     Developing Markets Fund       1,338,248     Tax-Free Income Fund   61,523,565
                                                                            Minnesota Fund         17,772,166

                                 SHARE OWNERSHIP

     Except as set forth below, no person or entity, to the knowledge of Fund management, beneficially owned more than 5% of the outstanding shares of any Fund as of August 28, 1998. The following table sets forth certain share ownership information (including the number of shares owned and the percentage of total outstanding shares of the Funds such shares represented) with respect to directors of the Funds, all officers and directors as a group, and persons and entities known by the Funds to beneficially own more than 5% of any of the Fund's outstanding shares as of August 28, 1998:

                                                       NUMBER OF SHARES BENEFICIALLY OWNED
                              --------------------------------------------------------------------------------------
                                   LARGE CAP              MID CAP              SMALL CAP              BALANCED
BENEFICIAL OWNERS                     FUND                  FUND                  FUND                  FUND
                              --------------------------------------------------------------------------------------
DIRECTORS:                             #         %           #         %           #         %          #          %
----------
   Eugene C. Sit                  30,386      1.24     541,182      2.26     205,369      8.03      1,211        (a)
   Michael C. Brilley                  0       n/a           0       n/a           0       n/a          0        n/a
   William E. Frenzel                  0       n/a      73,988       (a)       8,074       (a)          0        n/a
   John E. Hulse                       0       n/a           0       n/a       4,783       (a)          0        n/a
   Sidney L. Jones                 1,349       (a)       9,560       (a)           0       n/a          0        n/a
   Peter L. Mitchelson             3,028       (a)      19,638       (a)      11,228       (a)          0        n/a
   Donald W. Phillips                  0       n/a      33,684       (a)           0       n/a          0        n/a
All Officers/Directors            55,402      2.26   1,034,404      4.32     321,226     12.57      1,211        (a)
Sit Investment Associates,       153,844      6.28     645,548      2.69     526,311     20.59    126,247      28.17
   Inc. & affiliates
   (various accounts)
(a) Less than 1%

OTHER 5% SHAREHOLDERS:
----------------------
Norwest Bank MN NA               271,615     11.08
Cust Hazelden Foundation
733 Marquette Avenue
Minneapolis, MN

The Danforth Foundation          133,902      5.46
c/o Melvin Bahle
211 N. Broadway Ste 2390
St. Louis, MO

Fishnet & Co.                                        1,366,420      5.70
Master Trust Division
c/o State Street Bank &
 Trust
P.O. Box 1992
Boston, MA

Chemical Bank Corporation,                           1,212,502      5.06
Trustee, Hearst Corporation
Master Trust
4 New York Plaza
New York, NY


                                                       NUMBER OF SHARES BENEFICIALLY OWNED
                              ---------------------------------------------------------------------------------------
                                   LARGE CAP              MID CAP              SMALL CAP              BALANCED
(CONTINUED)                           FUND                  FUND                  FUND                  FUND
                              ---------------------------------------------------------------------------------------
OTHER 5% SHAREHOLDERS:                 #         %           #         %           #         %          #          %
---------------------
Richard & Marlys Lynch,                                                                            39,251       8.76
Trustees, El-Tronic
Precision,
Inc.
Profit Sharing & 401k Plan
441 93rd Avenue NW
Coon Rapids, MN

Dennis W. Gartner, Trustee                                                                         38,100       8.50
Electric Component Sales
Profit Sharing Plan & Trust
6474 City West Parkway
Eden Prairie, MN

Robert Vokes &                                                                                     28,768       6.42
Kraig Lungstrom, Trustees
Northstar Matrix Services
401k Plan
7101 31st Avenue N
Minneapolis, MN

                                                       NUMBER OF SHARES BENEFICIALLY OWNED
                              ---------------------------------------------------------------------------------------
                                    REGIONAL            SCIENCE AND          INTERNATIONAL           DEVELOPING
BENEFICIAL OWNERS                     FUND            TECHNOLOGY FUND             FUND              MARKETS FUND
                              ---------------------------------------------------------------------------------------

DIRECTORS:                            #          %          #          %          #          %          #          %
----------
   Eugene C. Sit                  6,204       1.38      6,045       1.35    141,263       2.83     35,636       2.66
   Michael C. Brilley                 0        n/a          0        n/a          0        n/a          0        n/a
   William E. Frenzel                 0        n/a      4,000        (a)     15,852        (a)      1,050        (a)
   John E. Hulse                      0        n/a      1,444        (a)          0        n/a          0        n/a
   Sidney L. Jones                    0        n/a          0        n/a          0        n/a          0        n/a
   Peter L. Mitchelson            5,000       1.11          0        n/a      7,082        (a)          0        n/a
   Donald W. Phillips                 0        n/a          0        n/a     11,219        (a)          0        n/a
All Officers/Directors           13,337       2.97     13,511       3.02    255,350       5.12     52,123       3.89
Sit Investment Associates,      105,095      23.43    112,120      25.08    307,320       6.16    279,524      20.89
   Inc. & affiliates
   (various accounts)
(a) Less than 1%

OTHER 5% SHAREHOLDERS:
----------------------
Clifford F. L. Mohr, Grace       22,816       5.09
L. Mohr, Wendell C. Mohr &
Karen M. Chavez, JT WROS
3726 S Forest Way
Denver, CO

Robert G. Michaels                                     28,426       6.36
5030 Dupont Avenue S
Minneapolis, MN


                                                       NUMBER OF SHARES BENEFICIALLY OWNED
                              ---------------------------------------------------------------------------------------
                                    REGIONAL            SCIENCE AND          INTERNATIONAL           DEVELOPING
(CONTINUED)                           FUND            TECHNOLOGY FUND             FUND              MARKETS FUND
                              ---------------------------------------------------------------------------------------
OTHER 5% SHAREHOLDERS:                #          %          #          %          #          %          #          %
---------------------
Jefferson L. Miller &                                  25,112       5.62
Dorothy D. Miller, JT Ten
9051 Ladue Road
St. Louis, MO

Northern Trust Co., Trustee                                                 249,962       5.01
J. Paul Getty Retirement
Plan
P.O. Box 92956
Chicago, IL

                                                       NUMBER OF SHARES BENEFICIALLY OWNED
                              ---------------------------------------------------------------------------------------
                              MONEY MARKET FUND        U.S.             BOND          TAX-FREE         MINNESOTA
                                                    GOVERNMENT          FUND         INCOME FUND         FUND
BENEFICIAL OWNERS                                      FUND
                              ---------------------------------------------------------------------------------------
DIRECTORS:                             #       %         #     %         #       %         #    %         #        %
----------
   Eugene C. Sit                  15,182     (a)    10,817   (a)     1,339     (a)   243,422  (a)    71,528      (a)
   Michael C. Brilley                816     (a)         0   n/a         0     n/a         0  n/a     5,693      (a)
   William E. Frenzel                  0     n/a         0   n/a         0     n/a   185,850  (a)         0      n/a
   John E. Hulse                       0     n/a         0   n/a         0     n/a         0  n/a         0      n/a
   Sidney L. Jones                     0     n/a         0   n/a         0     n/a     1,717  (a)         0      n/a
   Peter L. Mitchelson                 0     n/a         0   n/a         0     n/a    35,047  (a)    85,197      (a)
   Donald W. Phillips                  0     n/a         0   n/a         0     n/a         0  n/a         0      n/a
All Officers/Directors            67,894     (a)    14,282   (a)     1,339     (a)   515,463  (a)   204,201     1.15
Sit Investment Associates,     6,076,727   13.28   348,839  3.02    66,737    5.84   488,907  (a)   336,808     1.90
   Inc. & affiliates
   (various accounts)
(a) Less than 1%

OTHER 5% SHAREHOLDERS:
----------------------
Metropolitan Sports            7,158,702   15.64
Facilities Commission
900 S. 5th Street
Minneapolis, MN

Pembroke Limited               2,369,160    5.18
Craigmuir Chambers
P.O. Box 71
Road Town, Tortola
British Virgin Islands

Victor C. Wallestad                                                355,955   31.15
Foundation
Norwest Bank MN, NA
733 Marquette Avenue
Minneapolis, MN


                                                       NUMBER OF SHARES BENEFICIALLY OWNED
                              ---------------------------------------------------------------------------------------
                              MONEY MARKET FUND        U.S.             BOND          TAX-FREE         MINNESOTA
                                                    GOVERNMENT          FUND         INCOME FUND         FUND
(CONTINUED)                                            FUND
                              ---------------------------------------------------------------------------------------
OTHER 5% SHAREHOLDERS:                 #       %         #     %         #       %         #    %         #        %
---------------------
S. Walter Richey                                                    94,918    8.31
Northern Trust Cust IRA
P.O. Box 353
Amery, WI

Frank R. Zimmerman                                                  81,163    7.10
Northern Trust Cust IRA
P.O. Box 87
Acme, MI


                           ANNUAL REPORTS OF THE FUNDS

       The combined Annual Report of the Bond Funds, containing financial statements for the fiscal year ended March 31, 1998 was mailed to shareholders of the Bond Funds on approximately May 28, 1998. The combined Annual Report of the Stock Funds, containing financial statements for the fiscal year ended June 30, 1998 was mailed to shareholders of the Stock Funds on approximately August 28, 1998. If you have not received a report for your Fund or would like to receive another copy, please contact the Funds at 800-332-5580 or 612-334-5888 and one will be sent, without charge, by first class mail, within three business days.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

       It is intended that the enclosed Proxies will be voted for the election of the persons named below as directors for the applicable Funds, or in the case of the Series Funds, the applicable corporation, unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a Fund Director will be until the next regular or special meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Pertinent information regarding each nominee is set forth below.


NAME (AGE) AND                   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
BUSINESS ADDRESS                 (IN ADDITION TO SERVING AS A DIRECTOR OF THE FUNDS)
----------------                 ---------------------------------------------------

DIRECTORS OF ALL FUNDS
----------------------
Eugene C. Sit, CFA (60) *        Chairman, CEO and CIO of Sit Investment Associates, Inc.,
4600 Norwest Center              (the "Adviser"); Chairman, CEO and CIO of Sit/Kim
90 S. 7th Street                 International Investment Associates, Inc. (the
Minneapolis, MN 55402-4130       "Sub-Adviser"); Chairman of the Sit Mutual Funds and
                                 Director of SIA Securities Corp. (the "Distributor").

William E. Frenzel (68) **       Advisory Director of the Adviser; Director of the
The 1775 Massachusetts Ave. NW   Sub-Adviser; Guest Scholar at Brookings Institution;
Washington, D.C. 20036           Former senior member of Congress and a ranking member on
                                 the House Ways and Means Committee and Vice Chairman of
                                 the House Budget Committee.


NAME (AGE) AND                   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
BUSINESS ADDRESS                 (IN ADDITION TO SERVING AS A DIRECTOR OF THE FUNDS)
----------------                 ---------------------------------------------------

DIRECTORS OF ALL FUNDS
----------------------
John E. Hulse (65)               Vice Chairman and CFO at Pacific Telesis Group until June
4303 Quail Run Lane              1992; Trustee, Benilde Religious & Charitable Trust;
Danville, CA 64506               Trustee, Pacific Gas & Electric Nuclear Decommissioning
                                 Trust.

Sidney L. Jones (62)             Adjunct Faculty, Center for Public Policy Education, The
8505 Parliament Drive            Brookings Institution; Visiting Research Associate in
Potomac, MD 20854                Economics at Carleton College; Former Assistant Secretary
                                 for Economic Policy, United States Department of the
                                 Treasury.

Peter L. Mitchelson, CFA (57) *  President and Director of the Adviser; Executive Vice
4600 Norwest Center              President & Director of Sub-Adviser; Vice Chairman of the
90 S. 7th Street                 Sit Mutual Funds; Director of the Distributor.
Minneapolis, MN 55402-4130

Donald W. Phillips (50)          President of Forstmann-Leff International, Inc.;
111 West Jackson, Suite 1800     Executive Vice President of Equity Financial and
Chicago, IL  60604               Management Company until 1997; Chairman of Equity
                                 Institutional Investors, Inc. until 1997.

DIRECTOR OF BOND FUNDS ONLY:
----------------------------

Michael C. Brilley (53) *        Senior Vice President of the Sit Bond Funds; Senior Vice
4600 Norwest Center              President and Senior Fixed Income Officer of the Adviser.
90 S. 7th Street
Minneapolis, MN 55402

DIRECTOR EMERITUS (not standing for election)
---------------------------------------------

Melvin C. Bahle (78)             Financial consultant; Director and/or Officer of several
#1 Muirfield Lane                companies, foundations and religious organizations.
St. Louis, MO 63141


* Directors who are "interested persons" of the Funds, as defined under the Investment Company Act of 1940, as amended. Each of said individuals are interested persons because they are officers, and in certain instances directors, of the Adviser and/or certain affiliates thereof.
** Director who may be deemed an "interested person" of the Funds (and who, therefore, is treated by the Funds as an interested person) because of his role as advisory director of the Adviser and a director of the sub-adviser for the Developing Markets Fund and International Fund.

     Mr. Phillips has been a director of the Mid Cap Fund, Large Cap Fund, U.S. Government Fund, Tax-Free Income Fund, and Money Market Fund since 1990, the International Fund since 1993, and since inception for all other Funds. Mr. Frenzel has been a director of the Small Cap Fund, Balanced Fund, Developing Markets Fund, International Fund, Bond Fund, and Minnesota Fund since inception and since 1992 for all other Funds. Dr. Jones was a director of the Mid Cap Fund, Large Cap Fund, U.S. Government Fund, Tax-Free Income Fund, and Money Market Fund from October, 1988 to July, 1989, and effective January 20, 1993 was reappointed to each Board, and has been a director of all other Funds since inception. Mr. Hulse has been a director of each Fund since July 28, 1995. All other directors have been directors since the inception of each applicable Fund.

     None of the persons named as nominees are directors of reporting companies except for the Funds. "Reporting companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

     The Funds do not have standing audit or nominating committees of the Board of Directors, or committees performing similar functions. There were four joint meetings of the Funds' Boards of Directors during their fiscal years ended March 31, 1998 for the Bond Funds and June 30, 1998 for the Stock Funds. Each of the nominees attended all meetings. The following table sets forth the aggregate compensation received by each Director for services provided to each Fund during the most recently ended fiscal year of each Fund, as well as the total compensation received by each Director for services provided to the thirteen funds of the Sit Mutual Funds during such periods. Directors who are officers of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                              Aggregate            Pension or
                          Compensation For     Retirement Benefits       Estimated             Total
                          Services Rendered      Accrued As Part      Annual Benefits    Compensation From
     Director               to Each Fund        of Fund Expenses      Upon Retirement       Fund Complex
     --------               ------------        ----------------      ---------------       ------------
     Melvin C. Bahle           $1,355                  None                 None              $17,615
     John E. Hulse              1,355                  None                 None               17,615
     William E. Frenzel         1,355                  None                 None               17,615
     Sidney L. Jones            1,355                  None                 None               17,615
     Donald W. Phillips         1,355                  None                 None               17,615


     Pursuant to the advisory agreement with each Fund, the Adviser pays all of the Funds' expenses including the compensation and expenses of the Directors (but excluding extraordinary expenses, interest, brokerage commissions, and other transaction charges relating to investing activities).

     By completing the Proxy, you give the proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee, you may do so by making an "X" in the box marked "FOR", and by striking a line through such nominee's name on the Proxy, as further explained on the Proxy itself.

     All of the nominees have agreed to serve as Directors. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a Director.

     EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE PERSONS NAMED ABOVE AS DIRECTORS.


                                   PROPOSAL 2
                RATIFICATION OR REJECTION OF INDEPENDENT AUDITOR

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent auditors selected by a majority of the directors of the investment company who are not interested persons of the investment company. The 1940 Act requires that such selection be submitted for ratification or rejection by the shareholders at their next meeting following such selection.

     At a meeting held on July 30, 1998, the directors of the Funds selected KPMG Peat Marwick LLP to be each Fund's independent auditor for the fiscal year ending March 31, 1999 for the Bond Funds and June 30, 1999 for the Stock Funds. Such firm has served as each Fund's independent auditor since each such Fund's inception. KPMG Peat Marwick LLP has no material direct or indirect financial interest in any of the Funds, other than the receipt of fees for services to the Funds.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make statements to shareholders if they so desire, and are expected to be available to respond to any questions which may arise at the meeting.

     By completing the Proxy, you give the proxy the right to vote for the ratification of the selection of KPMG Peat Marwick LLP as each Bond Fund's independent auditor for the fiscal year ending March 31, 1999 and each Stock Fund's independent auditor for the fiscal year ending June 30, 1999.

     EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS EACH FUND'S INDEPENDENT AUDITOR.


                                   PROPOSAL 3
 LARGE CAP FUND, MID CAP FUND, INTERNATIONAL FUND, AND U.S. GOVERNMENT FUND ONLY

     AMEND FUNDAMENTAL INVESTMENT RESTRICTIONS TO ELIMINATE THE RESTRICTION REGARDING EACH FUND'S ABILITY TO INVEST IN SECURITIES OF INVESTMENT COMPANIES

     The current fundamental investment policies of the Large Cap Fund, Mid Cap Fund, International Fund, and U.S. Government Fund (the "Funds") state that the Funds will not, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

     The current investment policies of the Funds with respect to investment in shares of the Sit Money Market Fund, state that the Funds may invest up to the greater of 5% of the total net assets or $2.5 million in the securities of the Sit Money Market Fund, subject to the conditions contained in an exemptive order issued to the Funds and Sit Investment Associates, Inc. (the "Adviser") by the Securities and Exchange Commission (the "Commission"). Such investments may be made in lieu of direct investments in short term money market instruments if the Adviser believes that they are in the best interest of the Funds. The exemptive order requires the Adviser and its affiliates, in their capacities as service providers for the Sit Money Market Fund, to remit to the Funds, or waive, an amount equal to all fees otherwise due to them under their advisory and other agreements with Sit Money Market Fund to the extent such fees are based upon a Fund's assets invested in shares of Sit Money Market Fund.

     The proposed amendment to each Fund's fundamental investment policies will eliminate the restrictions on investing in investment companies. However, subject to the approval of this proposal number three, the Funds will adopt a non-fundamental investment policy for each Fund that provides: "the Fund will not invest more that 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission."


     The Funds and the Adviser have filed a request for an exemptive order which would permit each Fund to invest up to 25% of its total net assets in shares of money market funds subject to the requirements of Rule 2a-7 under the Investment Company Act of 1940 and managed by the Adviser (which includes the Sit Money Market Fund). The exemptive order requested would allow certain joint transactions in accordance with Section 17(d) of the 1940 Act and Rule 17d-1 so as to permit: (i) the Funds to utilize the cash reserves that have not been invested in portfolio securities (uninvested cash) to invest up to 25% of each Funds' total net assets in shares of money market funds managed by the Adviser and (ii) the money market funds managed by the Adviser to sell their shares to, and to purchase (or redeem) such shares from, the Funds. Shares of such money market funds will be sold at net asset value and will not be subject to a sales charge or a distribution plan fee. There is no assurance the Commission will grant the requested exemptive relief.

     The proposed amendment to the fundamental investment policies, and receipt of the exemptive order requested from the SEC by the Funds and the Adviser, would increase the amount the Funds may invest in shares of money market funds subject to the requirements of Rule 2a-7 under the Investment Company Act of 1940 and managed by the Adviser (which includes the Sit Money Market Fund) from the greater of $2.5 million or 5% of net assets, to 25% of net assets.

     The Adviser believes that the proposed amendment to the fundamental investment policies, and receipt of the exemptive order requested from the SEC by the Funds and the Adviser, will result in a number of benefits to the shareholders of the Funds. Such shareholders would not be subject to the imposition of double management fees as a result of the Fund's investment in a money market fund managed by the Adviser. The Adviser and its affiliates will remit to the Funds, or waive, the investment advisory and any other fees any service provider earns as a result of the Fund's investment in a money market fund managed by the Adviser. The exemptive order will not affect fees paid by the Funds to investment companies not affiliated with the Adviser. In addition, by investing in conformance with the provisions of Rule 2a-7 under the 1940 Act in high quality, short-term instruments, money market funds managed by the Adviser will provide highly liquid investments for the Funds.


    EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO AMEND FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING EACH FUND'S ABILITY TO INVEST
                     IN SECURITIES OF INVESTMENT COMPANIES.


SHAREHOLDER PROPOSALS FOR 1998 MEETING
     No proposals were received from shareholders this year. Any shareholder proposal for consideration at the 1999 annual meeting, which will be held in October, 1999, must be received by the Funds in writing on or before June 1, 1999.


September 11, 1998


                                        By Order of the Board of Directors,


                                        Eugene C. Sit
                                        Chairman

                                      PROXY
                         SIT LARGE CAP GROWTH FUND, INC.
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT LARGE CAP GROWTH FUND, INC.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Large Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 28, 1998, at the annual meeting of shareholders of the Fund to be held on October 27, 1998, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     [ ] FOR all of the nominees listed below (except as marked to the contrary below)
               Eugene C. Sit         William E. Frenzel       John E. Hulse
               Sidney L. Jones       Peter L. Mitchelson      Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name below:

          _______________________________________________________________

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending June 30, 1999.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

3. Proposal to amend the Fund's fundamental investment restrictions to eliminate the restriction regarding the ability to invest in securities of investment companies.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, AND 3 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                     Dated: __________________________, 1998

                                     ________________________________________
                                     Signature (and title if applicable)

                                     ________________________________________
                                     Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY
                          SIT MID CAP GROWTH FUND, INC.
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MID CAP GROWTH FUND, INC.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 28, 1998, at the annual meeting of shareholders of the Fund to be held on October 27, 1998, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     [ ] FOR all of the nominees listed below (except as marked to the contrary below)
               Eugene C. Sit         William E. Frenzel       John E. Hulse
               Sidney L. Jones       Peter L. Mitchelson      Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name below:

          _______________________________________________________________

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending June 30, 1999.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

3. Proposal to amend the Fund's fundamental investment restrictions to eliminate the restriction regarding the ability to invest in securities of investment companies.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, AND 3 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                     Dated: __________________________, 1998

                                     ________________________________________
                                     Signature (and title if applicable)

                                     ________________________________________
                                     Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                            SIT SMALL CAP GROWTH FUND
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT SMALL CAP GROWTH FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Small Cap Growth Fund (the "Fund"), held of record by the undersigned on August 28, 1998, at the annual meeting of shareholders of the Fund to be held on October 27, 1998, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     [ ] FOR all of the nominees listed below (except as marked to the contrary below)
               Eugene C. Sit         William E. Frenzel       John E. Hulse
               Sidney L. Jones       Peter L. Mitchelson      Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name below:

          _______________________________________________________________

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending June 30, 1999.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                     Dated: __________________________, 1998

                                     ________________________________________
                                     Signature (and title if applicable)

                                     ________________________________________
                                     Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT BALANCED FUND
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT BALANCED FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Balanced Fund (the "Fund"), held of record by the undersigned on August 28, 1998, at the annual meeting of shareholders of the Fund to be held on October 27, 1998 or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     [ ] FOR all of the nominees listed below (except as marked to the contrary below)
               Eugene C. Sit         William E. Frenzel       John E. Hulse
               Sidney L. Jones       Peter L. Mitchelson      Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name below:

          _______________________________________________________________

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending June 30, 1999.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                     Dated: __________________________, 1998

                                     ________________________________________
                                     Signature (and title if applicable)

                                     ________________________________________
                                     Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT SCIENCE AND TECHNOLOGY GROWTH FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit International Growth Fund (the "Fund"), held of record by the undersigned on August 28, 1998, at the annual meeting of shareholders of the Fund to be held on October 27, 1998, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:

     [ ] FOR all of the nominees listed below (except as marked to the contrary below)
               Eugene C. Sit         William E. Frenzel       John E. Hulse
               Sidney L. Jones       Peter L. Mitchelson      Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name below:

          _______________________________________________________________

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending June 30, 1999.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                     Dated: __________________________, 1998

                                     ________________________________________
                                     Signature (and title if applicable)

                                     ________________________________________
                                     Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY
                            SIT REGIONAL GROWTH FUND
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT REGIONAL GROWTH FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit International Growth Fund (the "Fund"), held of record by the undersigned on August 28, 1998, at the annual meeting of shareholders of the Fund to be held on October 27, 1998, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     [ ] FOR all of the nominees listed below (except as marked to the contrary below)
               Eugene C. Sit         William E. Frenzel       John E. Hulse
               Sidney L. Jones       Peter L. Mitchelson      Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name below:

          _______________________________________________________________

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending June 30, 1999.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                     Dated: __________________________, 1998

                                     ________________________________________
                                     Signature (and title if applicable)

                                     ________________________________________
                                     Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                          SIT INTERNATIONAL GROWTH FUND
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT INTERNATIONAL GROWTH FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit International Growth Fund (the "Fund"), held of record by the undersigned on August 28, 1998, at the annual meeting of shareholders of the Fund to be held on October 27, 1998, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     [ ] FOR all of the nominees listed below (except as marked to the contrary below)
               Eugene C. Sit         William E. Frenzel       John E. Hulse
               Sidney L. Jones       Peter L. Mitchelson      Donald W. Phillips
     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name below:

          _______________________________________________________________

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending June 30, 1999.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

3. Proposal to amend the Fund's fundamental investment restrictions to eliminate the restriction regarding the ability to invest in securities of investment companies.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1,2, AND 3 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                     Dated: __________________________, 1998

                                     ________________________________________
                                     Signature (and title if applicable)

                                     ________________________________________
                                     Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                       SIT DEVELOPING MARKETS GROWTH FUND
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT DEVELOPING MARKETS GROWTH FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Developing Markets Growth Fund (the "Fund"), held of record by the undersigned on August 28, 1998, at the annual meeting of shareholders of the Fund to be held on October 27, 1998, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     [ ] FOR all of the nominees listed below (except as marked to the contrary below)
               Eugene C. Sit         William E. Frenzel       John E. Hulse
               Sidney L. Jones       Peter L. Mitchelson      Donald W. Phillips
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name below:

          _______________________________________________________________

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending June 30, 1999.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                     Dated: __________________________, 1998

                                     ________________________________________
                                     Signature (and title if applicable)

                                     ________________________________________
                                     Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                           SIT MONEY MARKET FUND, INC.
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MONEY MARKET FUND, INC.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Money Market Fund, Inc. (the "Fund"), held of record by the undersigned on August 28, 1998, at the annual meeting of shareholders of the Fund to be held on October 27, 1998, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     [ ] FOR all of the nominees listed below (except as marked to the contrary below)
         Eugene C. Sit    Michael C. Brilley   William E. Frenzel  John E. Hulse
         Sidney L. Jones  Peter L. Mitchelson  Donald W. Phillips
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name below:

          _______________________________________________________________

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending March 31, 1999.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                     Dated: __________________________, 1998

                                     ________________________________________
                                     Signature (and title if applicable)

                                     ________________________________________
                                     Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT U.S. GOVERNMENT SECURITIES FUND, INC.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT U.S. Government Securities Fund, Inc. (the "Fund"), held of record by the undersigned on August 28, 1998, at the annual meeting of shareholders of the Fund to be held on October 27, 1998, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     [ ] FOR all of the nominees listed below as marked to the contrary below)
         Eugene C. Sit    Michael C. Brilley   William E. Frenzel  John E. Hulse
         Sidney L. Jones  Peter L. Mitchelson  Donald W. Phillips
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name below:

          _______________________________________________________________

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending March 31, 1999.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

3 Proposal to amend the Fund's fundamental investment restrictions to eliminate the restriction regarding the ability to invest in securities of investment companies.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, AND 3 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                     Dated: __________________________, 1998

                                     ________________________________________
                                     Signature (and title if applicable)

                                     ________________________________________
                                     Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                  SIT BOND FUND
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT BOND
FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Bond Fund (the "Fund"), held of record by the undersigned on August 28, 1998, at the annual meeting of shareholders of the Fund to be held on October 27, 1998, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     [ ] FOR all of the nominees listed below (except as marked to the contrary below)
         Eugene C. Sit    Michael C. Brilley   William E. Frenzel  John E. Hulse
         Sidney L. Jones  Peter L. Mitchelson  Donald W. Phillips
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name below:

          _______________________________________________________________

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending March 31, 1999.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                     Dated: __________________________, 1998

                                     ________________________________________
                                     Signature (and title if applicable)

                                     ________________________________________
                                     Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                            SIT TAX-FREE INCOME FUND
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT TAX-FREE INCOME FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Tax-Free Income Fund (the "Fund"), held of record by the undersigned on August 28, 1998, at the annual meeting of shareholders of the Fund to be held on October 27, 1998, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     [ ] FOR all of the nominees listed below (except as marked to the contrary below)
         Eugene C. Sit    Michael C. Brilley   William E. Frenzel  John E. Hulse
         Sidney L. Jones  Peter L. Mitchelson  Donald W. Phillips
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name below:

          _______________________________________________________________

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending March 31, 1999.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                     Dated: __________________________, 1998

                                     ________________________________________
                                     Signature (and title if applicable)

                                     ________________________________________
                                     Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
          PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                       SIT MINNESOTA TAX-FREE INCOME FUND
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MINNESOTA TAX-FREE INCOME FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Minnesota Tax-Free Income Fund (the "Fund"), held of record by the undersigned on August 28, 1998, at the annual meeting of shareholders of the Fund to be held on October 27, 1998, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     [ ] FOR all of the nominees listed below (except as marked to the contrary below)
         Eugene C. Sit    Michael C. Brilley   William E. Frenzel  John E. Hulse
         Sidney L. Jones  Peter L. Mitchelson  Donald W. Phillips
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name below:

          _______________________________________________________________

2. Selection of KPMG Peat Marwick to serve as the Fund's independent auditors for the fiscal year ending March 31, 1999.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                     Dated: __________________________, 1998

                                     ________________________________________
                                     Signature (and title if applicable)

                                     ________________________________________
                                     Signature if held jointly

  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.